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                         SECURITIES AND EXCHANGE COMMISSION
                              Washington, D.C.  20549


                                ____________________


                                      FORM 8-K


                                   CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF THE
                          SECURITIES EXCHANGE ACT OF 1934


  Date of Report (Date of Earliest Event Reported)      January 12, 1999
                                                     -----------------------



                               LAMONTS APPAREL, INC.
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               (Exact name of registrant as specified in its charter)


            Delaware                   0-15542                75-2076160
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  (State or other jurisdiction    (Commission File         (I.R.S. Employer
        of incorporation)               No.)              Identification No.)


                12413 Willows Road N.E., Kirkland, Washington 98034
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               (Address of principal executive offices and zip code)

Registrant's telephone number, including area code:        (425) 814-5700
                                                    --------------------------

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Item 5.  OTHER EVENTS.

     On January 12, 1999 Lamonts Apparel, Inc. (the "Corporation") issued a press release relating to: (i) the commencement of preliminary discussions between the Corporation and Troutman Investment Company ("Troutman") with respect to a possible business combination between the Corporation and Troutman; (ii) the adoption by the Board of Directors of the Corporation (the "Board") of a Stockholder Rights Plan; and (iii) the adoption by the Board of certain amendments to the Company's Bylaws (the "Bylaws"). The Corporation does not intend to disclose any details of the discussions with Troutman pending their outcome. The January 12, 1999 press release of the Corporation is attached hereto as Exhibit 99.1 and incorporated by reference herein.

     In addition, the Board has declared a dividend distribution of one preferred share purchase right (a "Right") for each outstanding share of Common Stock, par value $.01 per share (the "Common Stock"), of the Corporation. The dividend is payable to the stockholders of record on January 22, 1999 (the "Record Date") with respect to shares of Common Stock issued thereafter until the Distribution Date (as defined below) and, in certain circumstances, with respect to shares of Common Stock issued after the Distribution Date. Except as set forth below, each Right, when it becomes exercisable, entitles the registered holder to purchase from the Corporation one one-thousandth (1/1000th) of a share of Series RP Preferred Stock of the Corporation, $.01 par value per share (the "Preferred Stock"), at a price of $6 per one one-thousandth (1/1000th) of a share of Preferred Stock (the "Purchase Price"), subject to adjustment. The description and terms of the Rights are set forth in a Rights Agreement (the "Rights Agreement") between the Corporation and Norwest Bank Minnesota, N.A., as Rights Agent (the "Rights Agent"), dated as of January 12, 1999.

          Initially, the Rights will be attached to all certificates representing shares of Common Stock then outstanding, and no separate certificates representing the Rights ("Right Certificates") will be distributed. The Rights will separate from the Common Stock upon the earlier to occur of (i) a person or group of affiliated or associated persons having acquired, without the prior approval of the Board, beneficial ownership of securities which represent 15% or more of the voting power (the "Voting Power") of the then outstanding voting securities of the Corporation (except pursuant to a Permitted Offer, as hereinafter defined) or (ii) 10 days (or such later date as the Board may determine) following the commencement of, or announcement of an intention to make, a tender offer or exchange offer the consummation of which would result in a person or group of affiliated or associated persons becoming an Acquiring Person (as hereinafter defined) (the "Distribution Date"). A person or group whose acquisitions of shares of Common Stock cause a Distribution Date pursuant to clause (i) above is an "Acquiring Person," with certain exceptions as set forth in the Rights Agreement. The date that a person or group is first publicly announced to have become such by the Corporation or such Acquiring Person is the "Shares Acquisition Date."

          The Rights Agreement contains "grandfathering" provisions which permit Troutman to maintain its reported beneficial ownership of 2,925,140 shares of Common Stock, Class A Warrants to purchase 1,810,380 shares of Common Stock and Class B Warrants to

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purchase 581,181 shares of Common Stock (collectively, the "Troutman
Grandfathered Securities") and Specialty Investment I LLC ("Specialty Investment") to maintain its beneficial ownership of Class C Warrants to purchase 3,429,588 shares of Common Stock (the "Specialty Investment Grandfathered Securities") without becoming an Acquiring Persons. In addition, in the event that Troutman acquires certain securities held by BEA Associates for the account of Executive Life Insurance Company of New York on or before February 12, 1999, such securities shall also be deemed Troutman Grandfathered Securities. However, Troutman or Specialty Investment will be deemed an Acquiring Person in the event that either of them, subsequent to the first public announcement of the execution of the Rights Agreement, acquires beneficial ownership of any shares of Common Stock other than those included in or underlying the Troutman Grandfathered Securities or the Specialty Investment Grandfathered Securities, as the case may be, which, when aggregated with such securities, represent 15% or more of the Voting Power. In addition, if any security holder provides evidence satisfactory to the Board of beneficial ownership of shares of Common Stock representing 15% or more of the Voting Power as of immediately prior to the first public announcement of the execution of the Rights Agreement (including, in the case of Troutman, shares in addition to the Grandfathered Troutman Securities and, in the case of Specialty Investment, shares in addition to the Grandfathered Specialty Investment Securities), then such security holder will not be deemed an Acquiring Person with respect to such securities.

     The Rights Agreement provides that, until the Distribution Date, the Rights will be transferred with and only with the associated shares of Common Stock. Until the Distribution Date (or earlier redemption or expiration of the Rights), new Common Stock certificates issued after the Record Date upon transfer or new issuance of shares of Common Stock will contain a notation incorporating the Rights Agreement by reference. Until the Distribution Date (or earlier redemption or expiration of the Rights), the surrender for transfer of any certificates for shares of Common Stock outstanding as of the Record Date, even without attaching thereto such notation or a copy of the Summary of Rights attached to the Rights Agreement as Exhibit C, will also constitute the transfer of the Rights associated with the shares of Common Stock represented by such certificate. As soon as practicable following the Distribution Date, Right Certificates will be mailed to the holders of record of shares of the Common Stock as of the Close of Business (as defined in the Rights Agreement) on the Distribution Date (and to each initial record holder of certain shares of Common Stock issued after the Distribution Date), and such separate Right Certificates alone will evidence the Rights.

     The Rights are not exercisable until the Distribution Date and will expire at the close of business on January 12, 2009, unless earlier redeemed by the Corporation as described below.

     In the event that any person becomes an Acquiring Person (except pursuant to a tender or exchange offer which is for all outstanding shares of Common Stock at a price and on terms which a majority of certain members of the Board determines to be adequate and in the best interests of the Corporation, its stockholders and other relevant constituencies, other than such Acquiring Person, its affiliates and associates (a "Permitted Offer")), each holder of a Right will thereafter have the right (the "Flip-In Right") to receive upon exercise the number of shares of Common Stock (or, in certain circumstances, of one one-thousandths (1/1000ths) of a share of

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Preferred Stock or other securities of the Corporation) having a value
(immediately prior to such triggering event) equal to two times the then-applicable Purchase Price of the Right. Notwithstanding the foregoing, following the occurrence of the event described above, all Rights that are, or (under certain circumstances specified in the Rights Agreement) were, beneficially owned by any Acquiring Person or any affiliate or associate thereof will be null and void. The Board has the option, at any time after any person becomes an Acquiring Person, to exchange all or part of the then-exercisable Rights (excluding those that have become void, as described in the immediately preceding sentence) for shares of Common Stock, at an exchange ratio determined by dividing the then-applicable Purchase Price by the then-current market price per share of Common Stock as determined in accordance with the Rights Agreement. However, this option generally terminates if any person becomes the beneficial owner of 50% or more of the Voting Power.

     In the event that, at any time following the Shares Acquisition Date, (i) the Corporation is acquired in a merger or other business combination transaction in which the holders of all of the outstanding shares of Common Stock immediately prior to the consummation of the transaction are not the holders of all of the surviving corporation's voting power, or (ii) more than 50% of the Corporation's assets or earning power is sold or transferred, in either case with or to (x) an Acquiring Person or any affiliate or associate thereof or (y) any other person in which such Acquiring Person, affiliate or associate has an interest or any person acting on behalf of or in concert with such Acquiring Person, affiliate or associate, or (z) if, in such transaction, all holders of shares of Common Stock are not treated alike, any other person, then each holder of a Right (except Rights which previously have been voided as set forth above) shall thereafter have the right (the "Flip-Over Right") to receive, upon exercise, common shares of the acquiring company (or, in certain circumstances, its parent) having a value equal to two times the exercise price of the Right. The holder of a Right will continue to have the Flip-Over Right whether or not such holder exercises or surrenders the Flip-In Right.

     The Purchase Price payable, and the number of shares of Preferred Stock, shares of Common Stock or other securities issuable, upon exercise of the Rights are subject to adjustment from time to time to prevent dilution (i) in the event of a stock dividend on, or a subdivision, combination or reclassification of, the Preferred Stock, (ii) upon the grant to holders of shares of the Preferred Stock of certain rights or warrants to subscribe for or purchase shares of Preferred Stock at a price, or securities convertible into Preferred Stock with a conversion price, less than the then current market price of the Preferred Stock or (iii) upon the distribution to holders of shares of the Preferred Stock of evidences of indebtedness or assets (excluding regular quarterly cash dividends) or of subscription rights or warrants (other than those referred to above).

     The number of outstanding Rights and the number of one one-thousandths (1/1000ths) of a share of Preferred Stock issuable upon exercise of each Right are also subject to adjustment in the event of a stock split of the Common Stock or a stock dividend on the Common Stock payable in Common Stock or subdivisions, consolidations or combinations of the Common Stock occurring, in any such case, prior to the Distribution Date.

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     With certain exceptions, no adjustment in the Purchase Price will be required until cumulative adjustments require an adjustment of at least 1% in such Purchase Price.

     At any time prior to the earlier to occur of (i) a person becoming an Acquiring Person or (ii) the expiration of the Rights, and under certain other circumstances, the Corporation may redeem the Rights in whole, but not in part, at a price (payable in cash or, at the Corporation's election, in Common Stock) of $.001 per Right (the "Redemption Price"), which redemption shall be effective upon the action of the Board. Additionally, following the Shares Acquisition Date, the Corporation may redeem the then outstanding Rights in whole, but not in part, at the Redemption Price, provided that such redemption is in connection with a merger or other business combination transaction or series of transactions involving the Corporation in which all holders of shares of Common Stock are treated alike but not involving an Acquiring Person or its affiliates or associates.

          Other than those provisions relating to the rights, duties and obligations of the Rights Agent, all of the provisions of the Rights Agreement may be amended by the Board prior to the Distribution Date, except that the affirmative vote of the holders of a majority of the then outstanding Rights (excluding Rights which have become void in accordance with the Rights Agreement) will be required (i) to increase the Purchase Price, to reduce the price at which the Rights may be redeemed and/or to amend, in a manner adverse to the interests of the holders of Rights, the exchange ratio of rights for shares of Common Stock and (ii) following a Distribution Date, to supplement or amend any provision of the Rights Agreement or the Rights in any other respect.

     Until a Right is exercised, the holder thereof, as such, will have no rights as a stockholder of the Corporation, including, without limitation, the right to vote or to receive dividends. While the distribution of the Rights will not be taxable to stockholders of the Corporation, stockholders may, depending upon the circumstances, recognize taxable income should the Rights become exercisable or upon the occurrence of certain events thereafter.

     This summary description of the Rights does not purport to be complete and is qualified in its entirety by reference to the Rights Agreement, which is hereby incorporated herein by reference.

     As of January 11, 1999, there were 9,000,000 shares of Class A Common Stock and 10 shares of Class B Common Stock outstanding. Each share of Common Stock outstanding on the Record Date will receive one Right. As long as the Rights are attached to the shares of Common Stock, the Corporation will issue one Right with each new share of Common Stock so that all such shares will have attached rights.

     The Rights have certain anti-takeover effects. The Rights will cause substantial dilution to a person or group that attempts to acquire the Corporation without conditioning the offer on the Rights being redeemed or a substantial number of Rights being acquired. However, the Rights should not interfere with any tender offer or merger approved by the Corporation (other than with an Acquiring Person) because the Rights do not become exercisable in the event of a Permitted Offer or other acquisition exempted by the Board.

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     The acquisition by Troutman of the Troutman Grandfathered Securities
gave rise to a potential event of default under the Amended and Restated Debtor in Possession and Exit Financing Loan Agreement by and among the Corporation, BankBoston, N.A., certain other lending institutions and BankBoston, N.A., as agent (the "Agent"), dated as of September 26, 1997 (the "Loan Agreement"). An "event of default" under the Loan Agreement includes the acquisition of 20% or more of the issued and outstanding capital stock of the Corporation by a person who was not a stockholder at the time the conditions precedent to the closing of the Loan Agreement were met (unless such person is reasonably satisfactory to the Agent). Troutman was not a stockholder at the time the conditions precedent to the closing of the Loan Agreement were met and, to the Corporation's knowledge, has not been declared satisfactory to the Agent. The Corporation has received a waiver under the Loan Agreement with respect to this provision, provided that Troutman does not acquire shares of capital stock of the Corporation other than those reported as having been acquired by Troutman in a Schedule 13D filing Troutman made with the Securities and Exchange Commission on January 4, 1999, plus up to an additional 5% of the Corporation's Class A Common Stock.

     Attached hereto as Exhibit 4.1 and incorporated herein by reference are copies of the Rights Agreement and the exhibits thereto, as follows: Exhibit A -- Form of Certificate of Designation, Preferences and Rights of Series RP Preferred Stock of Lamonts Apparel, Inc.; Exhibit B -- Form of Right Certificate; and Exhibit C -- Summary of Rights to Purchase Series RP Preferred Stock. The foregoing description of the Rights is qualified in its entirety by reference to the Rights Agreement and such exhibits thereto.

     At the same meeting, the Board adopted the amendments to the Bylaws (the "Bylaw Amendments") set forth in Exhibit 3(ii) hereto, which is incorporated by reference herein. The Bylaw Amendments, among other things: (i) add a new
Section 12 to Article II of the Bylaws, which provides that nominations or other matters for consideration at stockholders meetings must be received by the Corporation not less than 45 days and not more than 75 days from the first anniversary of the mailing of the proxy materials for the previous year's annual meeting (since the Corporation did not hold an annual meeting in 1998, the amendment provides that the deadline for notice for the 1999 annual meeting is no earlier than February 28, 1999 and no later than March 31, 1999); (ii) amend Article II, Section III of the Bylaws to eliminate the power of stockholders to call a special meeting of stockholders (though the holders of Class B Common Stock maintain their right to call a meeting of the holders of Class B Common Stock); (iii) amend Article V, Section 5 of the Bylaws, related to fixing the record date to determine the stockholders entitled to consent to corporate action by the stockholders in writing without a meeting; and (iv) correct a typographical error in Article VIII,
Section 1 by changing the word "indemnity" to "indemnitee."

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Item 7.  EXHIBITS.


     3(ii)     Bylaw Amendments

     4.1       Rights Agreement, dated as of January 12, 1999, between Lamonts
               Apparel, Inc. and Norwest Bank Minnesota, N.A. as Rights Agent, which includes: as Exhibit A thereto, the Form of Certificate of Designation, Preferences and Rights of Series RP Preferred Stock of Lamonts Apparel, Inc.; Exhibit B thereto, the Form of Right
               Certificate; and, as Exhibit C thereto, the Summary of Rights to Purchase Series RP Preferred Stock.

     99.1      Press Release issued by the Corporation on January 12, 1999



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                                     SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

                                       LAMONTS APPAREL, INC.



                                       By:  /s/ Debbie A. Brownfield
                                            ------------------------
                                            Debbie A. Brownfield
                                            Executive Vice President and
                                            Chief Financial Officer




     Date:  January 12, 1999





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                                   EXHIBIT INDEX


 Exhibit         Description
 -------         -----------


      3(ii)      Bylaw Amendments

       4.1       Rights Agreement, dated as of January 12, 1999, between
                 Lamonts Apparel, Inc. and Norwest Bank Minnesota, N.A.
                 as Rights Agent, which includes: as Exhibit A thereto, the Form of Certificate of Designation, Preferences and Rights of Series RP Preferred Stock of Lamonts Apparel,
                 Inc.; as Exhibit B thereto, the Form of Right
                 Certificate; and, as Exhibit C thereto, the Summary of Rights to Purchase Series RP Preferred Stock.

      99.1       Press Release issued by the Corporation on January 12,
                 1999.
